Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		September 30,		June 30,		Linked Quarter	September 30,
	(dollars in thousands)	2006		2006		% Change	2005	% Change

Assets	Cash and due from banks	$1,291,070		$1,409,537		(8)%	$1,345,080	(4)%
	Federal funds sold	6,800		56,600		(88)	14,500	(53)
	Cash and cash equivalents	1,297,870		1,466,137		(11)	1,359,580	(5)
	Loans held for sale	79,854		43,825		82	85,372	(6)
	Trading securities	92,622		91,148		2	150,847	(39)
	Securities available for sale	10,800,173		11,074,128		(2)	8,965,121	20
	Securities held to maturity	14,245,638		14,415,921		(1)	12,961,900	10
	Loans:
	Commercial real estate:
	Investor developer	2,356,162		2,329,475		1	1,657,101	42
	Residential construction	315,024		320,749		(2)	256,198	23
		2,671,186		2,650,224		1	1,913,299	40
	Commercial loans:
	Term	2,120,086		2,028,761		5	1,629,366	30
	Line of credit	1,752,938		1,702,539		3	1,345,536	30
	Demand	0		0		0	0	0
		3,873,024		3,731,300		4	2,974,902	30
	Owner-occupied	2,729,172		2,613,555		4	2,313,175	18
		6,602,196		6,344,855		4	5,288,077	25
	Consumer:
	Mortgages (1-4 family residential)	2,208,454		2,198,114		0	1,621,419	36
	Installment	267,158		265,639		1	203,055	32
	Home equity	2,834,562		2,714,150		4	2,177,317	30
	Credit lines	113,939		100,544		13	86,256	32
		5,424,113		5,278,447		3	4,088,047	33
	Total loans	14,697,495		14,273,526		3	11,289,423	30
	Less allowance for loan losses	146,791	*	140,746	*	4	138,903	6
		14,550,704		14,132,780		3	11,150,520	30
	Bank premises and equipment, net	1,577,738		1,494,333		6	1,217,222	30
	Goodwill and other intangible assets	147,653		148,846		(1)	8,824	1,573
	Other assets	511,258		569,181		(10)	394,154	30
	Total assets	$43,303,510		$43,436,299		(0)%	$36,293,540	19%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,649,757		$8,653,739		(0)%	$7,827,651	11%
	Interest-bearing	15,692,939		14,269,002		10	13,133,145	19
	Savings	10,646,687		10,765,985		(1)	8,676,201	23
	Time	5,152,278		4,361,036		18	3,606,689	43
	Total deposits	40,141,661		38,049,762		5	33,243,686	21

	Other borrowed money	118,400		2,568,445		(95)	703,227	(83)
	Other liabilities	328,088		291,732		12	232,266	41
	Long-term debt	0		0		0	0	0
		40,588,149		40,909,939		(1)	34,179,179	19

Stockholders'	Common stock	188,135		186,662		1	173,784	8
Equity	Capital in excess of par value	1,689,262		1,646,984		3	1,263,180	34
	Retained earnings	920,450		863,229		7	725,215	27
	Accumulated other comprehensive (loss) income	(63,829)		(154,043)		(59)	(35,108)	82
		2,734,018		2,542,832		8	2,127,071	29

	Less treasury stock, at cost	18,657		16,472		13	12,710	47
	Total stockholders' equity	2,715,361		2,526,360		7	2,114,361	28
	Total liabilities and stockholders' equity	$43,303,510		$43,436,299		(0)%	$36,293,540	19%

* Net of $7.8 million, September 2006, and $7.6 million, June 2006, Allowance for Unfunded Credit Commitments included in Other Liabilities

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		September 30,		June 30, 2006				September 30, 2005
	(dollars in thousands)	2006		Actual		$ Change	% Change	Actual	$ Change	% Change

Assets	Cash and due from banks	$1,291,070		$1,409,537		($118,467)	(8)%	$1,345,080	($54,010)	(4)%
	Federal funds sold	6,800		56,600		(49,800)	(88)	14,500	(7,700)	(53)
	Cash and cash equivalents	1,297,870		1,466,137		(168,267)	(11)	1,359,580	(61,710)	(5)
	Loans held for sale	79,854		43,825		36,029	82	85,372	(5,518)	(6)
	Trading securities	92,622		91,148		1,474	2	150,847	(58,225)	(39)
	Securities available for sale	10,800,173		11,074,128		(273,955)	(2)	8,965,121	1,835,052	20
	Securities held to maturity	14,245,638		14,415,921		(170,283)	(1)	12,961,900	1,283,738	10

	Loans	14,697,495		14,273,526		423,969	3	11,289,423	3,408,072	30
	Less allowance for loan losses	146,791	*	140,746	*	6,045	4	138,903	7,888	6
		14,550,704		14,132,780		417,924	3	11,150,520	3,400,184	30
	Reserve %	1.05%		1.04%				1.23%
	Bank premises and equipment, net	1,577,738		1,494,333		83,405	6	1,217,222	360,516	30
	Other assets	658,911		718,027		(59,116)	(8)	402,978	255,933	64
	Total assets	$43,303,510		$43,436,299		($132,789)	(0)%	$36,293,540	$7,009,970	19%

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,649,757		$8,653,739		($3,982)	(0)%	$7,827,651	$822,106	11%
	Interest-bearing	15,692,939		14,269,002		1,423,937	10	13,133,145	2,559,794	19
	Savings	10,646,687		10,765,985		(119,298)	(1)	8,676,201	1,970,486	23
	Time	5,152,278		4,361,036		791,242	18	3,606,689	1,545,589	43
	Total deposits	40,141,661		38,049,762		2,091,899	5	33,243,686	6,897,975	21

	Core deposits	38,538,568		36,783,874		1,754,694	5	32,370,994	6,167,574	19

	Total other liabilities	446,488		2,860,177		(2,413,689)	(84)	935,493	(489,005)	(52)
		40,588,149		40,909,939		(321,790)	(1)	34,179,179	6,408,970	19

		2,715,361		2,526,360		189,001	7	2,114,361	601,000	28
Stockholders' Equity
	Total liabilities and stockholders' equity	$43,303,510		$43,436,299		($132,789)	(0)%	$36,293,540	$7,009,970	19%

* Net of $7.8 million, September 2006, and $7.6 million, June 2006, Allowance for Unfunded Credit Commitments included in Other Liabilities

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Balance Sheets
(unaudited)

		September 30,	December 31,
	(dollars in thousands)	2006	2005

Assets	Cash and due from banks	$1,291,070	$1,284,064
	Federal funds sold	6,800	12,700
	Cash and cash equivalents	1,297,870	1,296,764
	Loans held for sale	79,854	30,091
	Trading securities	92,622	143,016
	Securities available for sale	10,800,173	9,518,821
	Securities held to maturity	14,245,638	13,005,364
	(market value 9/06-$13,974,804; 2005-$12,758,552)
	Loans	14,697,495	12,658,652
	Less allowance for loan losses	146,791	133,664
		14,550,704	12,524,988
	Bank premises and equipment, net	1,577,738	1,378,786
	Goodwill and other intangible assets	147,653	106,926
	Other assets	511,258	461,281
	Total assets	$43,303,510	$38,466,037

Liabilities	Deposits:
	Demand:
	Noninterest-bearing	$8,649,757	$8,019,878
	Interest-bearing	15,692,939	13,286,678
	Savings	10,646,687	9,486,712
	Time	5,152,278	3,933,445
	Total deposits	40,141,661	34,726,713

	Other borrowed money	118,400	1,106,443
	Other liabilities	328,088	323,708
	Long-term debt	0	0
		40,588,149	36,156,864

Stockholders'	Common stock, 188,135,291 shares issued (179,498,717 shares in 2005)	188,135	179,499
Equity	Capital in excess of par value	1,689,262	1,450,843
	Retained earnings	920,450	750,710
	Accumulated other comprehensive (loss) income	(63,829)	(59,169)
		2,734,018	2,321,883

	Less treasury stock, at cost, 1,006,804 shares (837,338 shares in 2005)	18,657	12,710
	Total stockholders' equity	2,715,361	2,309,173

	Total liabilities and stockholders' equity	$43,303,510	$38,466,037

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended			Nine Months Ended
		September 30,			September 30,
(dollars in thousands, except per share amounts)		2006	2005	% Change	2006	2005	% Change

Interest	Interest and fees on loans	$255,663	$178,878	43%	$707,527	$485,935	46%
income	Interest on investments	339,825	243,187	40	959,923	703,103	37
	Other interest	1,918	1,774	8	2,581	2,979	(13)
	Total interest income	597,406	423,839	41	1,670,031	1,192,017	40

Interest	Interest on deposits:
expense	Demand	132,349	68,100	94	348,374	168,526	107
	Savings	70,320	35,215	100	188,481	77,553	143
	Time	52,375	26,114	101	129,810	66,793	94
	Total interest on deposits	255,044	129,429	97	666,665	312,872	113
	Interest on other borrowed money	20,392	4,697	334	54,529	16,024	240
	Interest on long-term debt	0	2,339	(100)	0	8,379	(100)
	Total interest expense	275,436	136,465	102	721,194	337,275	114

	Net interest income	321,970	287,374	12	948,837	854,742	11
	Provision for credit losses	9,499	3,000	217	23,500	13,750	71
	Net interest income after provision for credit losses	312,471	284,374	10	925,337	840,992	10

Noninterest	Deposit charges and service fees	97,436	72,302	35	271,370	201,068	35
income	Other operating income	53,121	46,763	14	153,145	131,532	16
	Net investment securities (losses) gains	0	5,714	(100)	0	11,511	(100)
	Total noninterest income	150,557	124,779	21	424,515	344,111	23

	Total Revenues	472,527	412,153	15	1,373,352	1,198,853	15

Noninterest	Salaries and benefits	156,105	134,149	16	451,560	381,002	19
expense	Occupancy	49,534	41,873	18	141,261	118,976	19
	Furniture and equipment	41,543	32,371	28	117,159	90,192	30
	Office	15,213	14,871	2	45,084	40,125	12
	Marketing	10,712	12,460	(14)	30,222	26,717	13
	Other	70,362	52,858	33	207,301	168,475	23
	Total noninterest expenses	343,469	288,582	19	992,587	825,487	20

	Income before income taxes	119,559	120,571	(1)	357,265	359,616	(1)
	Provision for federal and state income taxes	39,890	41,116	(3)	120,779	123,615	(2)
	Net income	$79,669	$79,455	0%	$236,486	$236,001	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.48	(10)%	$1.29	$1.45	(11)%
	Diluted	$0.41	$0.45	(9)	$1.23	$1.36	(10)
	Average common and common equivalent shares outstanding:
	Basic	186,527	165,701	13	183,981	162,947	13
	Diluted	194,754	180,360	8	192,872	177,951	8
	Cash dividends, common stock	$0.12	$0.11	9%	$0.36	$0.33	9%

Commerce Bancorp, Inc. and Subsidiaries
Consolidated Statements of Income
(unaudited)

		Three Months Ended
		September 30,	June 30,		September 30,
	(dollars in thousands, except per share amounts)	2006	2006	% Change	2005	% Change

Interest	Interest and fees on loans	$255,663	$236,890	8%	$178,878	43%
income	Interest on investments	339,825	325,022	5	243,187	40
	Other interest	1,918	250	667	1,774	8
	Total interest income	597,406	562,162	6	423,839	41

Interest	Interest on deposits:
expense	Demand	132,349	118,085	12	68,100	94
	Savings	70,320	64,157	10	35,215	100
	Time	52,375	41,174	27	26,114	101
	Total interest on deposits	255,044	223,416	14	129,429	97
	Interest on other borrowed money	20,392	19,809	3	4,697	334
	Interest on long-term debt	0	0	0	2,339	(100)
	Total interest expense	275,436	243,225	13	136,465	102

	Net interest income	321,970	318,937	1	287,374	12
	Provision for credit losses	9,499	7,500	27	3,000	217
	Net interest income after provision for credit losses	312,471	311,437	0	284,374	10

Noninterest	Deposit charges and service fees	97,436	91,653	6	72,302	35
income	Other operating income	53,121	51,303	4	46,763	14
	Net investment securities (losses) gains	0	0	0	5,714	(100)
	Total noninterest income	150,557	142,956	5	124,779	21

	Total Revenues	472,527	461,893	2	412,153	15

Noninterest	Salaries and benefits	156,105	150,630	4	134,149	16
expense	Occupancy	49,534	45,487	9	41,873	18
	Furniture and equipment	41,543	39,656	5	32,371	28
	Office	15,213	14,398	6	14,871	2
	Marketing	10,712	11,699	(8)	12,460	(14)
	Other	70,362	71,914	(2)	52,858	33
	Total noninterest expenses	343,469	333,784	3	288,582	19

	Income before income taxes	119,559	120,609	(1)	120,571	(1)
	Provision for federal and state income taxes	39,890	41,089	(3)	41,116	(3)
	Net income	$79,669	$79,520	0%	$79,455	0%

	Net income per common and common equivalent share:
	Basic	$0.43	$0.43	0%	$0.48	(10)%
	Diluted	$0.41	$0.41	0	$0.45	(9)
	Average common and common equivalent shares outstanding:
	Basic	186,527	184,437	1	165,701	13
	Diluted	194,754	193,842	0	180,360	8
	Cash dividends, common stock	$0.12	$0.12	0%	$0.11	9%

	Return on average assets	0.74%	0.76%		0.92%
	Return on average equity	12.06	12.83		16.62

Commerce Bancorp, Inc.
Selected Consolidated Financial Data
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,			September 30,
	2006	2005	% Change	2006	2005	% Change
	(dollars and shares in thousands)			(dollars and shares in thousands)

Income Statement Data:
Net interest income	$321,970	$287,374	12%	$948,837	$854,742	11%
Provision for credit losses	9,499	3,000	217	23,500	13,750	71
Noninterest income	150,557	124,779	21	424,515	344,111	23
Total revenues	472,527	412,153	15	1,373,352	1,198,853	15
Noninterest expense	343,469	288,582	19	992,587	825,487	20
Net income	79,669	79,455	0	236,486	236,001	0

Per Share Data:
Net income - Basic	$0.43	$0.48	(10)%	$1.29	$1.45	(11)%
Net income - Diluted	0.41	0.45	(9)	1.23	1.36	(10)

Book value - Basic				$14.51	$12.23	19%
Book value - Diluted				13.85	11.69	18

Revenue per share - Diluted	$9.71	$9.14	6%	$9.49	$8.98	6%

Weighted Average Shares Outstanding:
Basic	186,527	165,701		183,981	162,947
Diluted	194,754	180,360		192,872	177,951

Balance Sheet Data:

Total assets				$43,303,510	$36,293,540	19%
Loans (net)				14,550,704	11,150,520	30
Allowance for credit losses				154,572	138,903	11
Securities available for sale				10,800,173	8,965,121	20
Securities held to maturity				14,245,638	12,961,900	10
Total deposits				40,141,661	33,243,686	21
Core deposits				38,538,568	32,370,994	19
Stockholders' equity				2,715,361	2,114,361	28

Capital:

Stockholders' equity to total assets				6.27%	5.83%

Risk-based capital ratios:
Tier I				12.01	12.18
Total capital				12.73	13.01

Leverage ratio				6.08	6.17

Performance Ratios:

Cost of funds	2.74%	1.71%		2.53%	1.50%
Net interest margin	3.27	3.67		3.39	3.87
Return on average assets	0.74	0.92		0.76	0.96
Return on average total stockholders' equity	12.06	16.62		12.61	17.40

The following summary presents information regarding non-performing loans and assets as of September 30, 2006 and the preceding four quarters (dollar amounts in thousands).

	September 30,	June 30,	March 31,	December 31,	September 30,
	2006	2006	2006	2005	2005
Non-accrual loans:
Commercial	$33,658	$34,904	$16,975	$16,712	$16,926
Consumer	9,325	8,927	9,285	8,834	8,559
Commercial real estate:
Construction	496	1,708	1,726	1,763	1,882
Mortgage	1,828	2,523	2,096	4,329	3,353
Total non-accrual loans	45,307	48,062	30,082	31,638	30,720

Restructured loans:
Commercial	-	2,941	3,037	3,133	3,230
Consumer	-	-	-	-	-
Commercial real estate:
Construction	-	-	-	-	-
Mortgage	-	-	-	-	-
Total restructured loans	-	2,941	3,037	3,133	3,230

Total non-performing loans	45,307	51,003	33,119	34,771	33,950

Other real estate/foreclosed assets	2,022	1,369	435	279	310

Total non-performing assets	47,329	52,372	33,554	35,050	34,260

Loans past due 90 days or more
and still accruing	441	583	332	248	177

Total non-performing assets and
loans past due 90 days or more	$47,770	$52,955	$33,886	$35,298	$34,437

Total non-performing loans as a
percentage of total period-end
loans	0.31%	0.36%	0.25%	0.27%	0.30%

Total non-performing assets as a
percentage of total period-end assets	0.11%	0.12%	0.08%	0.09%	0.09%

Total non-performing assets and loans
past due 90 days or more as a
percentage of total period-end assets	0.11%	0.12%	0.08%	0.09%	0.09%

Allowance for credit losses as a
percentage of total non-performing
loans	341%	291%	432%	407%	409%

Allowance for credit losses as a percentage
of total period-end loans	1.05%	1.04%	1.06%	1.12%	1.23%

Total non-performing assets and loans
past due 90 days or more as a
percentage of stockholders' equity and
allowance for credit losses	2%	2%	1%	1%	2%

The following table presents, for the periods indicated, an analysis of the allowance for credit losses and other related data: (dollar amounts in thousands)
					Year
	Three Months Ended		Nine Months Ended		Ended
	09/30/06	09/30/05	09/30/06	09/30/05	12/31/05

Balance at beginning of period	$148,383	$141,325	$141,464	$135,620	$135,620
Provisions charged to operating expenses	9,499	3,000	23,500	13,750	19,150
	157,882	144,325	164,964	149,370	154,770

Recoveries on loans charged-off:
Commercial	1,707	930	4,335	1,920	2,546
Consumer	237	245	1,372	1,332	2,566
Commercial real estate	57	30	375	80	80
Total recoveries	2,001	1,205	6,082	3,332	5,192

Loans charged-off:
Commercial	(2,968)	(5,287)	(10,182)	(9,102)	(13,944)
Consumer	(2,119)	(1,318)	(5,803)	(3,720)	(5,912)
Commercial real estate	(224)	(22)	(489)	(977)	(1,136)
Total charge-offs	(5,311)	(6,627)	(16,474)	(13,799)	(20,992)
Net charge-offs	(3,310)	(5,422)	(10,392)	(10,467)	(15,800)

Allowance for credit loss acquired bank					2,494

Balance at end of period	$154,572	$138,903	$154,572	$138,903	$141,464

Net charge-offs as a percentage of
average loans outstanding	0.09%	0.20%	0.10%	0.13%	0.15%

Net Allowance Additions	$6,189	($2,422)	$13,108	$3,283	$5,844

Commerce Bancorp, Inc. and Subsidiaries Average Balances and Net Interest Income
(unaudited)

	September 2006			June 2006			September 2005
	Average		Average	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate	Balance	Interest	Rate
(dollars in thousands)
Earning Assets
Investment securities
Taxable	$24,566,553	$334,250	5.40%	$23,851,645	$319,271	5.37%	$19,732,946	$239,481	4.81%
Tax-exempt	530,542	7,641	5.71	559,733	7,322	5.25	397,351	4,366	4.36
Trading	78,103	934	4.74	113,049	1,525	5.41	96,344	1,335	5.50
Total investment securities	25,175,198	342,825	5.40	24,524,427	328,118	5.37	20,226,641	245,182	4.81
Federal funds sold	145,897	1,918	5.22	19,898	250	5.04	198,260	1,774	3.55
Loans
Commercial mortgages	5,001,608	90,050	7.14	4,784,584	83,903	7.03	3,865,284	63,300	6.50
Commercial	3,603,790	72,606	7.99	3,492,946	66,879	7.68	2,760,625	47,117	6.77
Consumer	5,407,721	87,077	6.39	5,115,609	80,560	6.32	4,087,665	62,720	6.09
Tax-exempt	510,950	9,123	7.08	498,492	8,535	6.87	498,211	8,831	7.03
Total loans	14,524,069	258,856	7.07	13,891,631	239,877	6.93	11,211,785	181,968	6.44

Total earning assets	$39,845,164	$603,599	6.01%	$38,435,956	$568,245	5.93%	$31,636,686	$428,924	5.38%

Sources of Funds
Interest-bearing liabilities
Savings	$10,592,676	$70,320	2.63%	$10,344,463	$64,157	2.49%	$8,127,451	$35,215	1.72%
Interest bearing demand	14,975,663	132,349	3.51	14,597,277	118,085	3.24	12,638,411	68,100	2.14
Time deposits	3,344,257	32,667	3.88	3,088,653	25,949	3.37	2,734,408	18,760	2.72
Public funds	1,470,116	19,708	5.32	1,224,298	15,225	4.99	842,894	7,354	3.46
Total deposits	30,382,712	255,044	3.33	29,254,691	223,416	3.06	24,343,164	129,429	2.11

Other borrowed money	1,543,210	20,392	5.24	1,624,229	19,809	4.89	541,119	4,697	3.44
Long-term debt	0	0	0.00	0	0	0.00	163,043	2,339	5.69
Total deposits and interest-bearing liabilities	31,925,922	275,436	3.42	30,878,920	243,225	3.16	25,047,326	136,465	2.16

Noninterest-bearing funds (net)	7,919,242			7,557,036			6,589,360
Total sources to fund earning assets	$39,845,164	275,436	2.74	$38,435,956	243,225	2.54	$31,636,686	136,465	1.71

Net interest income and
margin tax-equivalent basis		$328,163	3.27%		$325,020	3.39%		$292,459	3.67%

Other Balances
Cash and due from banks	$1,219,806			$1,278,137			$1,306,848
Other assets	2,359,885			2,314,307			1,845,602
Total assets	43,279,878			41,888,789			34,644,396
Total deposits	38,772,316			37,486,585			31,788,250
Demand deposits (noninterest-bearing)	8,389,604			8,231,894			7,445,086
Other liabilities	321,225			299,622			240,177
Stockholders' equity	2,643,127			2,478,353			1,911,807
Allowance for loan losses	144,977			139,611			144,740

Notes -Weighted average yields on tax-exempt obligations have been computed on a tax-equivalent basis assuming a federal tax rate of 35%.
-Non-accrual loans have been included in the average loan balance.
-Consumer loans include loans held for sale.

Commerce Bancorp, Inc. and Subsidiaries
Computation of Net Income Per Share
(dollars in thousands, except per share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,

	2006	2005	2006	2005
Basic:
Net income applicable to common stock	$79,669	$79,455	$236,486	$236,001

Average common shares outstanding	186,527	165,701	183,981	162,947

Net income per common share	$0.43	$0.48	$1.29	$1.45

Diluted:
Net income applicable to common stock	$79,669	$79,455	$236,486	$236,001
on a diluted basis
Interest expense on trust preferred securities		1,520		5,446
	$79,669	$80,975	$236,486	$241,447

Average common shares outstanding	186,527	165,701	183,981	162,947
Additional shares considered in diluted
computation assuming:
Exercise of stock options	8,227	8,478	8,891	7,894
Conversion of trust preferred securities		6,181		7,110

Average common and common equivalent
shares outstanding	194,754	180,360	192,872	177,951

Net income per common and common
equivalent share	$0.41	$0.45	$1.23	$1.36